Income tax	12 Months Ended
Dec. 31, 2022
Income tax
Income tax

14. Income tax

CureVac has tax losses in Germany that are available indefinitely for offsetting against future taxable profits of the companies in which the losses arose. Under German tax law, tax profits in a given year can be offset against tax loss carryforwards up to an amount of EUR 1,000k. 60% of tax profit in excess of this amount can be offset against any remaining tax loss carryforwards. As a result, 40% of the profits in excess of EUR 1,000k are subject to taxation.

The CureVac Group has four foreign entities:

●	CureVac Inc. is an U.S.-based company
●	CureVac Swiss AG is a Switzerland-based company
●	CureVac Belgium SA is a Belgium-based company
●	CureVac Netherlands B.V. is a Netherlands-based company

The CureVac Beteiligungsverwaltungs AG was an Austria-based company and in August 2022 merged with the CureVac AG to CureVac SE.

With the exception of those companies, all other CureVac’ Group entities are considered Germany entities for tax purposes.

Tax loss carryforwards are examined by the German taxation authorities and may be adjusted. Furthermore, significant changes in the shareholder and company structure can lead to a reduction in the loss carryforwards under the current provisions of German tax law, which can be used to calculate the annual amount for offsetting against the future taxable income.

In fiscal 2022, 2021 and 2020, the Group recorded a consolidated income tax benefit and expense of EUR 126k, EUR 782k and EUR 726k, respectively. The income tax benefit in fiscal 2022 results from current income tax benefit (2021 and 2020 expenses) of EUR 106k (2021: EUR 1033k and 2020: EUR 403k) and deferred tax income on taxable temporary differences of EUR 26k (2021: EUR 1,815k and 2020: EUR 2,843k),. In fiscal 2022, the Group further recorded deferred tax liabilities of EUR 20k (2021: EUR 0k and 2020: EUR 39k). In fiscal 2022 the Group released (2021: recognized) deferred tax assets related taxable temporary differences arising from share-based-payments of EUR 1,590k (2021: EUR 581k) through equity. For outside basis differences of EUR 2.167k (2021: EUR 2,089k and 2020: EUR 972k) which are indefinitely reinvested and associated with investments in subsidiaries, deferred tax liabilities have not been recognized.

The significant components of income tax for the years ending December 31, 2022, 2021 and 2020 were as follows:

Tax reconciliation:

	2020	2021		2022
	EUR k	EUR k		EUR k
Loss before tax	(129,848)	(412,498)		(249,155)
Expected tax benefit (based on statutory tax rate of 29.48% in 2022 and 29.48% in 2021 and 29.13% for 2020)	37,818	121,584		73,426
Adjustments in respect of current income tax of previous years	18	—		—
Adjustments in respect of deferred income tax of previous years	160	—		—
Effects from Recognition or Non-Recognition of DTA through Equity	(1,012)	(581)		(1,590)
Effects of (Non-) Recognition of tax loss carryforwards recognized in prior years	(1,716)	—		327
Effects from differences between Group and local tax rates	8	(8)		(2)
Effects resulting from non-recognition of tax loss carryforwards	(30,168)	(114,999)		(69,724)
Effects resulting from non-recognition of DTA	(179)	(7,363)		(626)
Non-recognition of DTA for deductible temporary differences from SBP	(2,946)	—		—
Non-deductible expences for tax purposes	—	—		(119)
- Effects from (additions / deductions) for local trade taxes	(63)	(176)		(330)
- Other non-deductible expenses / including "Zinsschranke"	(1,154)	(101)		—
Other effects	(39)	2,426		(1,236)
Effective tax benefit / (expense)	726	782		126

Deferred taxes

Deferred taxes relate to the following:

	December 31, 2021	December 31, 2022
	EUR k	EUR k
Intangible assets	(5)	19,081
Property, plant and equipment	(2,136)	(2,774)
Right of use-assets	(9,420)	(12,740)
Other assets	(153)	(90)
Inventories	—	—
Trade Receivables	151	134
Contract assets	—	15
Other current assets	1,215	1,660
Cash and cash equivalents	(308)	(224)
Assets	(10,656)	5,062
Lease liabilities (non-current portion)	7,445	10,810
Financial liabilities / Convertible Loan	—	—
Other Non-current financial liabilities	—	—
Other non-current liabilities	(130)	(77)
Trade and other payables and provision	(229)	(194)
Lease liabilities (current portion)	1,011	1,414
Other liabilities and provision	22,237	641
Liabilities	30,334	12,594
Deferred Taxes on temporary differences	19,678	17,656
Non-Recognition of Deferred Tax Assets (DTA) on temporary differences	(19,881)	(21,765)
DTA on deductible temporary differences Share-based Payment	2,769	3,995
Deferred Taxes on loss carryforwards	294	1,392
Deferred Taxes Total	2,861	1,278

The Balance Sheet as of December 31, 2022 shows a deferred tax asset of EUR 1,297k and deferred tax liability of EUR 19k. The deferred taxes as of this date were in total EUR 1,278k.

The following unused tax losses for which no deferred tax asset is recognized in the statement of financial position had been carried forward as of the end of the reporting periods:

Tax loss carryforwards	2020	2021	2022
	EUR k	EUR k	EUR k
Unused tax losses for corporate income tax	775,956	1,181,225	1,427,735
Unused tax losses for trade tax	773,165	1,176,844	1,419,217
Unused interest carryforward (“Zinsschranke”)	3,627	2,879	—

DTA´s for temporary differences in the amount of EUR 21.8 million are valuated to zero at the year end 2022 because they are not recoverable. Most of those DTA results from differences in accruals between IFRS and German Tax GAAP.

The following deductible temporary differences for which no deferred tax asset is recognized in the statement of financial position had been carried forward as of the end of the reporting periods:

Deductible temporary differences	2020	2021	2022
	EUR k	EUR k	EUR k
Not recognized over P&L	109,272	163,607	31,794
Not recognized over equity	415,018	110,749	—

The amounts disclosed above (in respect of the development of deductible temporary differences not recognized) also result mainly from share-based payments as described in Note 10 share-based payments. These programs will become tax-deductible according to German income tax regulations upon exercise. The reported amount “Not recognized over P&L” is the amount that has been cumulatively expensed in CureVac`s consolidated financial statements according to IFRS until December 31, 2022, for these programs (less the amounts for which deferred tax assets have been recognized) with appr. EUR 0,44 million relating to fiscal 2022 (2021: EUR 14.3 million) and the remainder to prior periods. The reported amount “Not recognized over equity” represents the amount that would be credited against equity according to IAS 12.68A-C (less the amounts for which deferred tax assets have been recognized).

An amount of EUR 1,200 k is shown as a DTA for anticipated losses of the SBP which will reduce the current tax in the next year when the options will be exercised.

The reported amount of “Not recognized over equity” may significantly fluctuate depending on the share price of CureVac which itself would lead to another allocation of the deferred tax asset recognized through profit or loss or equity. The same considerations apply to the deferred tax asset recognized for unused tax loss carryforwards. Hence, there might be significant changes in the allocation of deferred tax assets to be recognized through profit or loss or equity in the future which might lead to significant volatilities in the P&L line item income taxes solely due to the changes in the share price of CureVac.

Deferred tax assets on tax loss carryforwards and deductible temporary differences in excess of taxable temporary differences have not been capitalized as management concluded that there is not sufficient probability as per IAS 12 that there will be future taxable profits available in the foreseeable future against which the unused tax losses can be utilized. The accumulated unused tax losses relate entirely to Germany.